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Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos: 333-56284, 333-06297, 333-59379, 333-43296 and
333-62130) of ArthroCare Corporation of our report dated January 25, 2002, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 2002